                                                              TABLE OF CONTENTS


                         Key Facts

                            Goal and Approach...... 2

                            Main Risks............. 3

                            Past Performance....... 5

                            Expenses............... 6

                            Financial Highlights... 8

                            Management of the Fund. 9

                         Your Investment

                            How to Purchase Shares. 9

                           How to Redeem Shares.... 10

                           About Your Account...... 12

                           Shareholder Services.... 15

                           Distributions and Taxes. 16

                        More About the Fund

                           The Exchange............ 17

                         For More Information. Back Cover


KEY FACTS

GOAL AND APPROACH

What is the Fund's goal?

The Fund seeks long-term growth of capital.

What are the Fund's main investment strategies?

Under normal market conditions, the Fund invests at least 65% of its assets in the equity securities of U.S. companies.

Domestic Equity Securities. The Fund has the ability to invest in the equity securities of both large, well-known U.S. companies and smaller, less well-known U.S. companies. These domestic equity securities may include common stocks, preferred stocks, convertible securities, warrants, and equity interests in trusts, partnerships, joint ventures and real estate investment trusts. Convertible securities are corporate bonds and notes, or preferred stock, that may be converted into common stock within a set time period.

The Fund may invest the remaining 35% of its assets in foreign equity securities, in investment-grade U.S. and foreign fixed income securities of corporate or governmental issuers or in other investments.

Foreign Equity Securities. The Fund's foreign equity investments are generally equity securities of better-known companies with a relatively large market capitalization, although the Fund has the ability to invest in foreign companies of any size. These companies may be publicly traded in the U.S. or on a foreign securities exchange in a foreign currency.

Investment-Grade Fixed Income Securities. The Fund may invest in investment-grade fixed-income securities of a variety of issuers, including domestic or foreign corporations or other entities and U.S. or foreign governments or their agencies, instrumentalities or sponsored enterprises.
Because the market value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, investing in fixed-income securities may provide an opportunity for long-term growth of capital when interest rates are expected to decline.

Other Investments. In order to protect the value of its foreign securities from unfavorable currency changes relative to the U.S. dollar, the Fund may, but is not obligated to, purchase forward foreign currency contracts. This allows the Fund to exchange a foreign currency for U.S. dollars on a future date at a specified exchange rate. Although not principal investment strategies, the Fund may also:

..  lend portfolio securities;

..  invest in restricted securities;

..  invest in other investment companies;

..  purchase or sell securities on a when-issued or delayed delivery basis;

..  purchase put and call options on securities and stock indexes;

..  write call options on securities and put and call options on stock indexes;

..  purchase or write interest rate and stock index futures contracts; and

.. engage in repurchase agreement transactions with respect to any securities in which it invests.

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
2   PROSPECTUS TOCQUEVILLE ALEXIS FUND


When the Fund's investment adviser believes that a defensive position is warranted, the Fund may temporarily invest without limit in cash or investment-grade short-term fixed-income securities. In doing so, the Fund would not fully benefit from any broad increase in the market price of common stocks, and the Fund may not achieve its investment objective.

More information about the Fund's investment strategies is provided in the Statement of Additional Information (see back cover). Of course the Fund cannot guarantee that by following these strategies it will meet its goal.

How are the Fund's investments selected?

In selecting equity securities, the Fund's investment adviser, Tocqueville
Asset Management, L.P. ("Tocqueville"), focuses on the stocks of undervalued
U.S. and foreign companies that, in its view:

..  have superior financial and operating characteristics;

..  have long-term prospects for growth; and

..  are underpriced by the securities markets.

Tocqueville uses fundamental analysis, in-depth field research, and research and information provided by others to identify companies that appear both underpriced and positioned to benefit from the current market and economic environment. In doing so, Tocqueville considers a variety of factors, such as:

..  a company's financial resources;

..  the value of its assets;

..  its sales and earnings growth;

..  the quality of its management; and

..  its overall business prospects.

Tocqueville generally sells a security when its market price equals or exceeds
Tocqueville's expected valuation of the security or when the risk of holding the security reaches levels believed unacceptable by Tocqueville.

Tocqueville may select investments in fixed income securities for defensive or offensive reasons. When buying for defensive reasons Tocqueville selects fixed income securities that may reduce the overall risks of the Fund's portfolio.
When buying for offensive reasons Tocqueville selects fixed-income securities based upon their potential to appreciate in value. Fixed-income securities that have the potential to appreciate in value also have the potential to depreciate in value. In making such investments Tocqueville bases its judgment on factors such as the future trend of long-term interest rates and/or foreign currency movements. The Fund may only purchase investment-grade fixed-income securities, as stated above.

MAIN RISKS

Because the Fund invests mainly in equity securities, the Fund is primarily exposed to stock market risk and stock selection risk.

Stock Market Risk is the risk that the value of the Fund's investments will be adversely impacted when stock markets decline in value. While stocks have historically provided attractive long-term returns, their markets move in cycles. As a result, there are periods when prices rise and periods when prices decline.

Generally speaking, stocks experience more price volatility than bonds. Also, small- and mid-capitalization stocks have historically experienced more price volatility than large-capitalization stocks. These stocks may be subject to greater volatility because:

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
                                          TOCQUEVILLE ALEXIS FUND PROSPECTUS 3

.. there is sometimes a lower degree of liquidity (trading volume) in the market for these stocks;

..  they may face less certain growth prospects; and

.. their cost structures may have greater sensitivity to changing economic conditions.

Therefore, the Fund's value will increase and decrease along with stock markets in general, and this movement may be accentuated to the extent the Fund has significant holdings in small- and mid-capitalization stocks.

Stock Selection Risk is the risk that the Fund's investments will underperform the market or other funds with similar investment objectives and investment strategies. Many factors affect the performance of a company's equity securities, including the demand for its products or services, the nature of its cost structure and the quality of the company's management.

Stock selection risk is usually greater for equity securities of smaller, less established companies than those of larger, more established companies. This is because smaller companies typically have a narrower base of products and revenues than larger companies and may not have the depth of management necessary to address changing conditions.

In addition to these factors, different types of stocks tend to shift in and out of favor depending on market and economic conditions. The Fund's approach to selecting undervalued securities includes the risk that the market will not recognize a security's inherent value or that a stock, which was identified as undervalued, is actually appropriately priced in the marketplace. As a result, the Fund's performance may be sometimes lower or higher than that of other types of funds, including portfolios that emphasize growth stocks.

The Fund may also invest a significant portion of its assets in foreign securities and fixed income investments, which are subject to the following risks.

  Foreign Investment Risk. Due to its investments in foreign securities, the Fund is exposed to the risks of currency exchange rate fluctuations, adverse political or economic developments in foreign countries, reduced or unavailable public disclosure, and the lack of uniform accounting standards.

  Investments in foreign securities may also result in higher expenses due to the costs of converting foreign currencies into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, and the expense of maintaining securities with foreign custodians.

  Interest Rate Risk and Credit Risk. Due to its investments in fixed income securities and preferred stocks, the Fund is exposed to interest rate risk and credit risk. Generally, interest rates and bond prices move inversely (that is, bond prices decline when interest rates rise and bond prices rise when interest rates decline). Therefore, the value of these investments may be expected to decline when interest rates rise.

  These investments are also subject to the risk that a decline in an issuer's creditworthiness or the credit rating of its securities during the Fund's holding period will affect the value of the issuer's bonds and the Fund's portfolio as a whole. In order to reduce the risk of non-payment of principal or interest, the Fund invests only in fixed income securities rated "A" or

4   PROSPECTUS TOCQUEVILLE ALEXIS FUND

  better at the time of purchase by Standard & Poor's Corporation or Moody's Investor Services, Inc. or, if unrated, fixed income securities that are determined by the Fund's investment adviser to be of comparable quality.

The Fund tries to limit its exposure to risk by diversifying its investments. However, as with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time. As a result, you could lose money investing in this Fund. More information about the Fund's principal risks and strategies and other risks and strategies is provided in the Fund's Statement of Additional Information (see back cover).

PAST PERFORMANCE

The chart and table below are designed to help you better understand the risk of investing in the Fund. The chart shows how the performance of the Fund and its predecessor has varied from year to year. The table compares the performance of the Fund and its predecessor over time to that of:

.. the S&P 500(R) Index, a widely-recognized, unmanaged index of U.S. common stocks;

.. the Lipper Multi-Cap Core Fund Index, an unmanaged index comprised of the largest 30 funds in the Lipper Multi-Cap Core Fund category; and

.. the Wilshire 4500 Index, an unmanaged index of all U.S. equity securities with readily available price data not included in the S&P 500(R) Index.

Unlike the returns of the Fund and its predecessor, the total returns of the S&P 500(R) Index and the Wilshire 4500 Index do not include the effects of any brokerage commissions, transaction fees or other costs of investing (these costs are reflected in the Lipper Multi-Cap Core Fund Index). The chart and table assume that all dividends and distributions are reinvested.

The Fund began operations on June 23, 1994. Results for the period prior to that date reflect the performance of HCM Partners, L.P. (the "Partnership"), a limited partnership that was managed primarily by the Fund's portfolio manager from its inception until 1994. The Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partnership had been registered, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership. Thus, the performance of the Partnership would have been lower had it borne the same level of expenses as the Fund bears. See "More About the Fund-The Exchange."

Total returns are based on past results and are not necessarily an indication of future performance.

                                          TOCQUEVILLE ALEXIS FUND PROSPECTUS 5

Year-by-year Total Return of the Fund and Partnership
(as of December 31, 2003)

                                    [CHART]

 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-0.62%  26.79%  27.36%  18.87%  4.85%   18.19%  15.74%  -8.55%  -8.79%  22.18%


--------------------------------------------------------------------------------

                   Best Quarter               Worst Quarter
               December 31, 1998, up    September 30, 1998, down
                      16.09%                    (18.63)%

Average Annual Total Return of the Fund and Partnership

          (as of December 31, 2003)           1 Year 5 Years  10 Years
          ------------------------------------------------------------
          Return Before Taxes                 22.18%   6.87%   10.80%

          Return After Taxes on Distributions 20.99%   5.56%    8.99%

          Return After Taxes on Distributions
            and Sale of Fund Shares           15.50%   5.52%    8.75%
          ------------------------------------------------------------
          S&P 500(R) Index                    28.68%  (0.57)%  11.05%

          Lipper Multi-Cap Core Fund Index    29.89%   2.49%    9.79%

          Wilshire 4500 Index                 42.06%   2.84%    8.31%
          ------------------------------------------------------------

Returns after taxes in the table above are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. In addition, after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

EXPENSES

This section describes the fees and expenses that you may bear indirectly if you buy and hold shares of the Fund. These may include:

Shareholder Fees. The Fund is "no-load," which means that you don't pay any fees to buy or sell shares. As a result, all of the money you invest in the Fund goes to work immediately for you.

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
6   PROSPECTUS TOCQUEVILLE ALEXIS FUND

Annual Operating Expenses. These cover the costs of operating the Fund and include:

.. Investment advisory fees, which are paid to the investment adviser for managing the Fund;

.. Distribution (12b-1) fees and expenses, which are used to support the Fund's marketing and distribution efforts; and

.. Other expenses, which are paid by the Fund for miscellaneous items such as accounting, transfer agency, custody, administration, professional and registration fees.

Annual operating expenses are deducted from the Fund's total assets, before the daily share price is calculated and before dividends and other distributions are paid to shareholders. As a result, annual operating expenses are reflected in the Fund's share price and are not charged directly to shareholder accounts.

The Fund has adopted a distribution plan under Rule 12b-1 that allows it to pay fees for the sale of Fund shares. Because these fees are paid on an ongoing basis, account holders may pay more over the long term than if they had paid a sales charge when buying shares initially.

The table below is designed to help you better understand the various costs and expenses you will bear indirectly as an investor in the Fund.

Annual Fund Operating Expenses
--------------------------------------------------------------------------------

                     Shareholder fees                 None
                     Investment advisory fees        0.60%
                     Distribution (12b-1) fees and
                       expenses/(1)/                 0.25%
                     Other expenses                  0.60%
                                                   -------
                     Total fund operating expenses   1.45%
                                                   -------
                     Less Fee Waivers              (0.10)%
                                                   -------
                     Net Operating Expenses/(1)/     1.35%

--------------------------------------------------------------------------------
/(1)/ The Distributor has contractually agreed to waive its fees to the extent necessary to cap the Fund's total fund operating expenses to 1.294% of its average daily net assets. However, this contractual fee waiver agreement provides that should the Fund's average daily net assets be less than $60 million for any 30 day period, the 1.294% cap would increase proportionately in percent to the percentage of such shortfall.

Example

This example shows what you could pay in expenses over time (assuming that the Fund's distributor did not waive any of its fees). It is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example uses the same hypothetical conditions that all mutual funds are required to use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because actual returns and expenses will be different, the example should be used for comparison purposes only.

                        1 year 3 years 5 years 10 years
                        -------------------------------
                         $148   $459    $792    $1,735

                                          TOCQUEVILLE ALEXIS FUND PROSPECTUS 7

FINANCIAL HIGHLIGHTS

The following table describes the Fund's financial history and is based on a single share outstanding for the fiscal years indicated. The total returns in the table show how an investment in the Fund would have performed over each year, assuming all dividends and distributions were reinvested. The figures in this table have been audited by PricewaterhouseCoopers LLP, the Fund's independent public accountants. Their report, along with full financial statements, appears in the Fund's most recent Annual Report (see back cover).

Year Ended October 31,                             2003         2002     2001      2000     1999
                                               (For a Fund Share Outstanding Throughout each Year)
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $11.96         $12.88    $17.37   $14.42   $14.29
--------------------------------------------------------------------------------------------------
Increase from Investment operations:
   Net investment income                          0.08           0.03      0.07     0.09     0.03
   Net realized and unrealized gains (losses)
     on investments and foreign currency
     transactions                                 2.05          (0.56)    (2.16)    3.77     1.64
--------------------------------------------------------------------------------------------------
       Total from investment operations           2.13          (0.53)    (2.09)    3.86     1.67
--------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends paid to shareholders:
       From net investment income                (0.08)         (0.03)    (0.06)   (0.06)   (0.05)
       From net realized gains                   (0.20)         (0.36)    (2.34)   (0.85)   (1.49)
--------------------------------------------------------------------------------------------------
        Total net distributions to
          shareholders                           (0.28)         (0.39)    (2.40)   (0.91)   (1.54)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $13.81         $11.96    $12.88   $17.37   $14.42
--------------------------------------------------------------------------------------------------
Total Return                                    18.12%        (4.44)%  (14.11)%   27.64%   12.29%
Supplemental Data and Ratios:
   Net assets, end of year (in 000s)           $71,930        $65,631   $71,872  $89,206  $72,068
   Ratios of expenses to average net assets      1.35%/(1)/     1.38%     1.22%    1.18%    1.34%
   Ratios of net investment income to
     average net assets                          0.62%/(1)/     0.21%     0.45%    0.52%    0.20%
   Portfolio turnover rate                         63%            54%       60%      80%      31%
--------------------------------------------------------------------------------------------------

/(1)/ During the year ended October 31, 2003, a portion of the distribution fees was waived. If those fees had not been waived, ratios of expenses and net investment income to average net assets would have been 1.45% and 0.52%, respectively.

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
8   PROSPECTUS TOCQUEVILLE ALEXIS FUND

MANAGEMENT OF THE FUND

Tocqueville Asset Management L.P. serves as the investment adviser to the Fund. Tocqueville, located at 1675 Broadway, New York, New York 10019, has been in the asset management business since 1990 and had approximately $3 billion in assets under management as of January 31, 2004. Tocqueville is responsible for choosing the Fund's investments and handling its business affairs. Tocqueville is also the investment adviser to four different funds comprising The Tocqueville Trust.

Mr. Colin C. Ferenbach serves as portfolio manager for the Fund. Mr. Ferenbach joined Tocqueville as Managing Director in February of 2002. Prior thereto, Mr. Ferenbach served as portfolio manager to the Fund while employed as a Managing Director at Haven Capital Management, Inc., the Fund's investment adviser from its inception to February of 2002.

Under the Investment Advisory Agreement with Tocqueville, the Trust pays to Tocqueville, on behalf of the Fund, an investment advisory fee, accrued daily and payable monthly in arrears, at the annual rate of 0.60% of the Fund's average daily net assets.

YOUR INVESTMENT

HOW TO PURCHASE SHARES
By Mail
--------------------------------------------------------------------------------

                                    [GRAPHIC]



Tocqueville Alexis Fund
P.O. Box 9818
Providence, RI 02940-8018

For overnight delivery:
Tocqueville Alexis Fund
760 Moore Road
King of Prussia, PA 19406-1212

To Open an Account

..  Read the prospectus carefully
..  Complete and sign the application
.. Make your check or money order payable to "Tocqueville Alexis Fund" .. Minimum initial investment is $3,000

To Add to an Account

..  Make check payable to "Tocqueville Alexis Fund"
..  Include written instructions indicating:
..  Account holder's name
..  Account number
..  Minimum subsequent investment is $100

                                          TOCQUEVILLE ALEXIS FUND PROSPECTUS 9


HOW TO PURCHASE SHARES, CONTINUED

  By Wire
--------------------------------------------------------------------------------
  To Add to an Account

                                    [GRAPHIC]



..  Call the wire desk at PFPC (1-800-844-4836) so that they can expect to receive your federal funds
..  Have your bank wire federal funds to PNC Bank, Philadelphia, PA with these instructions:
..  ABA #031000053
..  Purchase Concentration Account #855-1033-470
..  Your name
..  Your account number

  Automatically
--------------------------------------------------------------------------------

                                    [GRAPHIC]



To Open an Account

..  Read the prospectus carefully
..  Complete and sign the application, including the Automatic Investment Plan section
..  Make your check or money order payable to "Tocqueville Alexis Fund"
..  Minimum initial investment is $1,000
To Add to an Account

..  Call 1-800-844-4836 to request a form to add the Automatic Investment Plan service
..  Complete and return the form along with any other required materials
..  Minimum subsequent investment is $100 per month

HOW TO REDEEM SHARES

  By Mail
--------------------------------------------------------------------------------

                                    [GRAPHIC]



Tocqueville Alexis Fund
P.O. Box 9818
Providence, RI 02940-8018

For overnight delivery:
Tocqueville Alexis Fund
760 Moore Road
King of Prussia, PA 19406-1212
Write a letter of instruction that includes:

..  The name and signatures of all account holders. All account holders need to sign the request exactly as their names appear on the account
..  The dollar amount or shares to be redeemed
.. Your redemption proceeds will be sent to the address or bank of record on your account

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
10  PROSPECTUS TOCQUEVILLE ALEXIS FUND

Signatures must be guaranteed if:

..  Your redemption request is greater than $25,000;
..  The proceeds are to be paid to someone other than the account holder;
..  The proceeds are to be sent to an address other than the record address; or

..  The account holder is a corporation, partnership, trust or fiduciary.

See "About Your Account" for more information about signature guarantee requirements

By Telephone
------------------------------------------------------------

                                    [GRAPHIC]



Call 1-800-844-4836
To redeem shares by phone, you must first select the Telephone Redemption Call Privilege on your Purchase Application

.. To add this feature, call 1-800-844-4836 for an account option form You will be asked to provide:
..  Your name
..  Account number
..  Dollar amount or number of shares to be redeemed

The minimum amount that may be redeemed by telephone is $500

Proceeds will be sent to you at the address or bank of record on your account

By Wire
------------------------------------------------------------

                                    [GRAPHIC]



Call 1-800-844-4836
To redeem shares by wire, you must first authorize the Wire Redemption Privilege on your Purchase Application

.. To add this feature, call 1-800-844-4836 for an account option form You will be asked to provide:
..  Your name
..  Account number
..  Dollar amount or number of shares to be redeemed

The minimum amount that may be redeemed by wire is $10,000

Proceeds will be sent to you at the bank account of record on your account

                                          TOCQUEVILLE ALEXIS FUND PROSPECTUS 11

ABOUT YOUR ACCOUNT

How Shares are Priced

Tocqueville Alexis Fund is no-load, which means you can buy or sell shares at net asset value without any sales charge.

The Fund is open for business every day the New York Stock Exchange is open. It calculates its net asset value at the close of trading on that Exchange (generally 4:00 p.m. Eastern Time). The Fund's share price is determined by dividing its net assets (the value of the Fund's investments, cash and other assets minus its liabilities) by the total number of shares outstanding.

The Fund's investments are valued based on market quotations. An exchange-listed security is valued at its last sale price or the official closing price on that exchange on the day when the security is valued. In the absence of any sales on that day, the security is valued at the mean between the closing ask and bid quotations. An unlisted security for which over-the-courter market quotations are readily available is valued at the mean between the last bid and ask prices. When market quotations are not readily available, investments will be priced based on fair value as determined in good faith according to methods approved by the Fund's Trustees.

Foreign markets may be open on days when the New York Stock Exchange is closed. As a result, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. The Fund's share price, however, will not change until the next time it is calculated.

Timing of Purchase and Sale Orders

When you purchase or sell shares, your order will be executed and the shares will be priced according to when your order is received in "good order":

.. If your order is received before 4:00 p.m. Eastern Time (on a day when the New York Stock Exchange is open) by the Fund or its authorized designee, it will be executed the same day, at that day's closing share price.

.. If your order is received after 4:00 p.m. Eastern Time (on a day when the New York Stock Exchange is open) by the Fund or its authorized designee, it will be executed the following day, at that day's closing share price.

We consider requests to be in "good order" when all required documents are properly completed, signed and received. Generally, a properly signed written request with any required signature guarantee is all that is required for redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PFPC Inc. ("PFPC") in the event a redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

You may purchase Fund shares with a check drawn on either a U.S. or foreign bank payable in U.S. dollars. You may not purchase shares with a check issued by a third party and endorsed over to the Fund.

All redemption proceeds will be sent by check or wire transfer within seven days after acceptance by PFPC of the request and any other necessary documents in "good order." If you are redeeming shares that were recently purchased by check, the Fund may delay the payment of your redemption pro-

12  PROSPECTUS TOCQUEVILLE ALEXIS FUND

ceeds until your check or electronic transaction has cleared. This may delay your payment of redemption proceeds for as many as 15 days from the purchase date.

Share Certificates

In the interest of economy and convenience, the Fund does not issue share certificates. Instead, you will receive confirmation of purchase and redemption orders from the Fund's transfer agent. Shares and any dividends and distributions paid by the Fund are also reflected in your account statements.

Signature Guarantees

The purpose of a signature guarantee is to protect you and the Fund from fraud by verifying your signature. As a result, you may be required to have your signature guaranteed in certain situations, including when:

..  The proceeds of the redemption are greater than $25,000;

..  The proceeds are to be paid to someone other than account owner;

.. The proceeds are to be sent to an address other than the record address for the account;

..  The account holder is a corporation, partnership, trust or fiduciary; or

.. The account holder wishes to change the name of the single designated bank account to receive wire redemption proceeds.

You can obtain a signature guarantee from most banks, savings institutions and broker-dealers. These guarantors must be participants in a medallion program recognized by the Securities Transfer Association. Signature guarantees that are not a part of these programs will not be accepted.

Telephone and Wire Transactions

During times of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your order by overnight delivery.

The Fund is not responsible for the efficiency of the federal wire system or your firm or bank. The Fund does not currently charge for wire transfers. You are responsible for any charges imposed by your bank. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request (with a guaranteed signature) to the Fund at the address listed above under "How to Redeem Shares - By Mail."

The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund's transfer agent, PFPC, will take reasonable steps to confirm that instructions communicated by telephone are genuine. However, neither the Fund nor PFPC will be liable for following instructions communicated by telephone that PFPC reasonably believes are genuine.

Small Account Balances

Maintaining small accounts is costly to the Fund and its shareholders. If your account balance falls below $1,000 due to a redemption, the Fund may ask you to increase your balance. If it is still below $1,000 after 30 days, the Fund may close your account and send you the proceeds.

                                          TOCQUEVILLE ALEXIS FUND PROSPECTUS 13

Other Policies

Under certain circumstances, the Fund reserves the right to:

..  Reject any order to purchase Fund shares;

..  Change its investment minimums or other requirements for buying and selling
  (including minimum amounts for check or wire redemptions) or waive any minimums or requirements for certain investors;

.. Satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders;

..  Terminate telephone and wire redemption privileges; and

..  Suspend redemptions or postpone payments when trading on the New York Stock
  Exchange is restricted or as otherwise permitted by the SEC.

Early Redemption

The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment in the securities held by the Fund. The Fund is not designed for short-term traders whose frequent purchases and redemptions can substantially affect cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time from the perspective of long-term investors. Additionally, short-term trading drives up the Fund's transaction costs which are borne by the remaining long-term investors. For those reasons the Fund assesses a 2.00% redemption fee on redemptions of shares held 120 days or less. The redemption fee does not apply to redemptions of shares where (i) Tocqueville or Lepercq, de Neufilze/ Tocqueville Securities, L.P. is the shareholder of record, or exercises discretion over the account and (ii) the redemption is made from a retirement account. In addition, the Fund may in its sole discretion waive the redemption fee if it determines that doing so will not be harmful to the Fund. The fee is not a deferred sales charge, is not a commission paid to Tocqueville or Lepercq, de Neufilze/Tocqueville Securities, L.P. and does not benefit either in any way. All fees collected accrue to the Fund itself. The Fund reserves the right to modify the terms of or terminate this fee at any time.

The Fund will use the first in, first out (FIFO) method to determine the 120 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 120 days or less, the redemption fee will be assessed. In determining "120 days" the first day after a purchase of shares will be day one of the holding period for such shares. Thus, shares purchased on March 1, 2004, for example, will be subject to the fee if they are redeemed on or prior to June 29, 2004. If they are redeemed on or after June 30, 2004, the shares will not be subject to the redemption fee.

14  PROSPECTUS TOCQUEVILLE ALEXIS FUND

SHAREHOLDER SERVICES

Individual Retirement Accounts

The Fund offers Individual Retirement Plans, including Traditional IRAs and Roth IRAs. Any adult may contribute a total of $3,000 (for individuals who are age 50 or over, $3,500), or 100% of compensation, whichever is less to a Traditional IRA and/or a Roth IRA each tax year through 2004.

.. Traditional IRA. Any adult under age 70 1/2 who has earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may contribute to an IRA. Contributions may be tax deductible, depending on your income and eligibility to participate in an employer-sponsored retirement plan.

.. Roth IRA. Any adult who has earned income below certain income limits may also contribute to a Roth IRA. Contributions to a Roth IRA are not tax deductible, but distributions, including earnings, may be withdrawn tax-free after five years for qualified events, such as retirement.

There is currently no charge for establishing a retirement account, although there is an annual maintenance fee. For further information or to obtain an application, please call 1-800-844-4836.

Automatic Investment Plan

Tocqueville Alexis Fund's Automatic Investment Plan allows you to automatically purchase shares on a regular, convenient basis from your bank or other investment account. You determine the frequency and amount of your investments, subject to a $100 minimum per transaction. The plan may be established with any financial institution that is a member of the Automated Clearing House.

You can set up an Automatic Investment Plan by completing the appropriate section on the Purchase Application when opening your account or by calling 1-800-844-4836. There is a $1,000 minimum initial investment.

No service fee is currently charged by the Fund for participation in the Automatic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in your account at the time of the automatic transaction. If you discontinue participation in the plan, the Fund reserves the right to redeem your account involuntarily, upon sixty days' written notice, if your account's net asset value is $2,000 or less.

                                          TOCQUEVILLE ALEXIS FUND PROSPECTUS 15

DISTRIBUTIONS AND TAXES

The Fund distributes to shareholders:

.. Investment company taxable income and net tax-exempt income, if any, semi-annually; and

..  Net capital gains, if any, annually.

All distributions are reinvested in the Fund unless you instruct the Fund in writing that you would like to receive them in cash. There are no fees or sales charges on reinvestments. When you redeem Fund shares, you will realize a taxable gain or loss depending upon the amount you realize and your tax basis in the shares.

Fund dividends and other distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account) whether they are received in cash or reinvested in the Fund. In general:

.. Distributions of investment company taxable income which include short-term capital gains are taxable as ordinary income; and

.. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as capital gains, regardless of how long you have owned your shares.

Each year, the Fund will send you detailed information about the amount of ordinary income, capital gains and other income distributed to your account for the previous year. In most cases, distributions you receive in January are taxable as if they had been paid in the previous year. Because everyone's tax situation is different, you should consult with your tax adviser about federal, state and local tax consequences.

Buying Shares Before a Distribution. All income and capital gains earned by the Fund are reflected in its share price until the Fund makes a distribution. At the time of a distribution, the share price is reduced by the amount distributed per share. If you purchase shares when the Fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares. However, you will have a portion of your investment returned to you in the form of a taxable distribution. Unless you are investing through an IRA or other tax-advantaged account, you may want to consider waiting to invest until after the distribution has been made to avoid "buying" a taxable distribution.

16  PROSPECTUS TOCQUEVILLE ALEXIS FUND

                                                            MORE ABOUT THE FUND

THE EXCHANGE

On June 23, 1994, the Fund acquired the portfolio securities, cash and cash equivalents of the Partnership, a limited partnership for which the fund's portfolio manager had primary responsibility since inception, in exchange for shares of the Fund. These securities had a market value on June 22, 1994 of approximately $41.1 million. At the completion of the exchange, the Fund began operations.

The following is a summary of key financial information relating to the Partnership and the Fund. The information for the period June 23, 1994 to October 31, 2003 for the Fund and the period January 1, 1990 to June 22, 1994 for the Partnership has been audited by PricewaterhouseCoopers LLP, independent public accountants. The financial statements for the year ended October 31, 2003 for the Fund can be found in the Fund's Annual Report to Shareholders (see back cover to request a copy).

The following table includes information about the Partnership's operations for periods prior to the formation of the Fund. Although the Fund is managed by the same individual who had primary responsibility for the management of the Partnership and in a manner that is in all material respects equivalent to the management of the Partnership, the following table should not be viewed as an indication of future performance by the Fund.

The Partnership was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, it was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Partnership had been subject to those restrictions, its performance might have been adversely affected. In addition, the expenses borne by the Fund (described above, under the heading "Key Facts-Expenses") are higher than those borne by the Partnership. Thus, the performance of the Partnership would have been lower had it borne the same level of expenses as the Fund bears.

                                          TOCQUEVILLE ALEXIS FUND PROSPECTUS 17

For a Fund Share Outstanding Throughout the Period/(6)/

                                          Nov. 1,    Nov. 1,   Nov. 1,   Nov. 1,   Nov. 1,   Nov. 1,   Nov. 1,   Nov. 1,
                                          2002 to    2001 to   2000 to   1999 to   1998 to   1997 to   1996 to   1995 to
                                          Oct. 31    Oct. 31   Oct. 31   Oct. 31   Oct. 31   Oct. 31   Oct. 31   Oct. 31
                                         2003/(1)/   2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/ 1997/(1)/ 1996/(1)/
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value at Beginning of Period   $11.96       $12.88     $17.37   $14.42    $14.29    $15.83    $14.04    $11.67

Income from Investment Operations:

 Net Investment Income                     0.08         0.03       0.07     0.09      0.03      0.08      0.06      0.08

 Net Realized and Unrealized Gains and
  (Losses) on Investments and foreign
  currency transaction                     2.05        (0.56)     (2.16)    3.77      1.64     (0.02)     3.13      3.07
---------------------------------------------------------------------------------------------------------------------------

Total from Investment Operations           2.13        (0.53)     (2.09)    3.86      1.67      0.06      3.19      3.15

Less Distributions                        (0.28)       (0.39)     (2.40)   (0.91)    (1.54)    (1.60)    (1.40)    (0.78)

Net Asset Value at End of Period         $13.81       $11.96     $12.88   $17.37    $14.42    $14.29    $15.83    $14.04
---------------------------------------------------------------------------------------------------------------------------

Total Return                             18.12%      (4.44)%   (14.11)%   27.64%    12.29%     0.29%    24.90%    28.25%

Supplemental Data and Ratios:

Net Assets at End of Period (in 000s)   $71,930      $65,631    $71,872  $89,206   $72,068   $77,690   $84,769   $67,096

Ratio of Expenses to Average Net Assets   1.35%/(4)/   1.38%      1.22%    1.18%     1.34%     1.26%     1.33%     1.59%

Ratio of Net Investment Income to
 Average Net Assets                       0.62%/(4)/   0.21%      0.45%    0.52%     0.20%     0.50%     0.78%     0.58%

Portfolio Turnover Rate                     63%          54%        60%      80%       31%       59%       57%       67%
---------------------------------------------------------------------------------------------------------------------------

                                          Nov. 1,
                                          1994 to
                                          Oct. 31
                                         1995/(1)/
----------------------------------------------------

Net Asset Value at Beginning of Period   $10.65

Income from Investment Operations:

 Net Investment Income                     0.12

 Net Realized and Unrealized Gains and
  (Losses) on Investments and foreign
  currency transaction                     1.28
----------------------------------------------------

Total from Investment Operations           1.40

Less Distributions                        (0.38)

Net Asset Value at End of Period         $11.67
----------------------------------------------------

Total Return                             13.65%

Supplemental Data and Ratios:

Net Assets at End of Period (in 000s)   $55,579

Ratio of Expenses to Average Net Assets   1.53%/(4)/

Ratio of Net Investment Income to
 Average Net Assets                       1.14%/(4)/

Portfolio Turnover Rate                     77%
----------------------------------------------------

/(1)/Represents the results of operations of Tocqueville Alexis Fund
     (previously named The Haven Fund).
/(2)/Represents the results of operations of HCM Partners, L.P.
/(3)/Unaudited.
/(4)/Without fee waivers, the ratio of expenses to average net assets would have been 1.45%, 1.59% and 1.43% (annualized) for the periods ended October 31, 2003, October 31, 1995 and 1994, respectively, and the ratio of net investment income to average net assets would have been 0.52%, 1.08% and 0.87% (annualized) for the periods ended October 31, 2003, October 31, 1995 and 1994, respectively.
/(5)/Annualized.
/(6)/Per share amounts for the results of operations of HCM Partners, L.P. have been calculated using the average number of interests outstanding during each period.
/(7)/Total returns for the periods less than one year are not annualized.


18  PROSPECTUS TOCQUEVILLE ALEXIS FUND

       June 23,        Jan. 1,
        1994 to        1994 to                                     For the Year Ended December 31,
        Oct. 31        June 22     -------------------------------------------------------------------------------------------
       1994/(1)/      1994/(2)/    1993/(2)/ 1992/(2)/ 1991/(2)/ 1990/(2)/ 1989/(2)(3)/ 1988/(2)(3)/ 1987/(2)(3)/ 1986/(2)(3)/
-   -                -             --------------------------------------------------------------------------------------------

      $10.00           $10.29        $9.13     $8.06     $6.16     $6.31       $5.22        $4.49        $4.61        $4.20


        0.04             0.06         0.16      0.16      0.19      0.21        0.20         0.16         0.13         0.12

        0.61            (0.35)        1.00      0.91      1.71     (0.36)       0.89         0.57        (0.25)        0.29
-------------------------------------------------------------------------------------------------------------------------------

        0.65            (0.29)        1.16      1.07      1.90     (0.15)       1.09         0.73        (0.12)        0.41

          --               --           --        --        --        --          --           --           --           --

      $10.65           $10.00       $10.29     $9.13     $8.06     $6.16       $6.31        $5.22        $4.49        $4.61
-------------------------------------------------------------------------------------------------------------------------------

        6.5%/(7)/      (2.8)%/(7)/   12.7%     13.3%     30.8%    (2.4)%       20.9%        16.3%       (2.6)%         9.8%


     $45,332          $41,141      $44,104   $38,243   $34,024   $24,282     $27,426      $22,683      $19,317      $16,029

       1.20%/(4)(5)/    1.19%/(5)/   0.67%     0.71%     0.72%     0.67%       0.75%        0.74%        0.77%        0.78%

       1.10%/(4)(5)/    1.17%/(5)/   1.64%     1.90%     2.57%     3.32%       3.37%        3.18%        2.56%        2.48%

         27%              78%          72%       60%       68%       67%         48%          38%          61%          48%
-------------------------------------------------------------------------------------------------------------------------------

                  June 27,
                   1984 to
    ----          Dec. 31,
    1985/(2)(3)/ 1984/(2)(3)/
-   -------------

        $3.07       $2.83


         0.10        0.08

         1.03        0.16
------------------------------

         1.13        0.24

           --          --

        $4.20       $3.07
------------------------------

        36.8%        8.5%/(7)/


      $11,076      $3,060

        0.92%       1.03%/(5)/

        2.64%       4.98%/(5)/

          34%          1%
------------------------------

                                          TOCQUEVILLE ALEXIS FUND PROSPECTUS 19

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Account Statements. You will receive a quarterly statement of your account as well as an account statement after any transaction that affects your share balance or share registration.

Annual/Semi-Annual Report to Shareholders. These reports detail the Fund's actual investments (as of the report date) and performance information. They also include a discussion by Tocqueville of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report.

Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus (that is, it is legally considered to be part of this prospectus).

To request a free copy of the current annual/semi-annual report or the SAI or for Fund information, please call 1-800-844-4836 or send your request in writing to the Fund's transfer agent and administrator, PFPC Inc., at P.O. Box 9818 Providence, RI 02940-8018.

You may also obtain information about the Fund (including the SAI) directly from the SEC by visiting its Public Reference Room in Washington, DC, by sending your request along with a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102, by e-mailing your request along with a duplicating fee to "publicinfo@sec.gov" or by visiting the SEC's Internet website (www.sec.gov). You may obtain information regarding the operation of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090.

For information about your Tocqueville Alexis Fund account, including account balances, call 1-800-844-4836.

1940 Act File No.: 811-8428
[LOGO] Tocqueville

                            Tocqueville Alexis Fund

                       Tocqueville Asset Management L.P.
                              Investment Adviser

                                  PROSPECTUS

                                 March 1, 2004

                                    [GRAPHIC]

                                  Tocqueville

This prospectus contains information you should know before investing in Tocqueville Alexis Fund. For your own benefit, please read it before you invest and keep it for future reference.

As with all mutual fund shares the Securities and Exchange Commission has neither approved nor disapproved the Fund's shares nor passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2004

                          THE TOCQUEVILLE ALEXIS TRUST

          This Statement of Additional Information is meant to be read in conjunction with the Prospectus of the Tocqueville Alexis Fund (the "Fund"), dated March 1, 2004 and is incorporated by reference in its entirety into that Prospectus. The Fund is the initial series of The Tocqueville Alexis Trust (the "Trust").

          Because this Statement of Additional Information is not itself a prospectus, no investment in shares of beneficial interest of the Fund ("Shares") should be made solely upon the information contained herein. Copies of the Fund's Prospectus and information regarding the Fund's current performance may be obtained by calling PFPC, Inc. ("PFPC"), the Fund's administrator and transfer agent, at (800) 844-4836. Information regarding the status of shareholder accounts may be obtained by calling PFPC Inc. at (800) 844-4836 or by writing to PFPC Inc., P.O. Box 9818, Providence, RI 02940-8018.

          The financial statements for the fiscal year ended October 31, 2003 and the report of PricewaterhouseCoopers LLP on such annual financial statements contained in the Fund's Annual Report to Shareholders for the year ended October 31, 2003 (the "Annual Report") are incorporated herein by reference to such financial statements and report in reliance upon the authority of PricewaterhouseCoopers LLP as experts in auditing and accounting. Additional copies of the Fund's Annual Report may be obtained at no charge by telephoning PFPC at (800) 844-4836.

                                TABLE OF CONTENTS

                                                                            PAGE

FUND HISTORY...................................................................1
THE FUND AND ITS INVESTMENTS AND RISKS.........................................1
   CLASSIFICATION..............................................................1
   INVESTMENT STRATEGIES AND RISKS.............................................1
   FOREIGN TRANSACTIONS........................................................1
   FIXED INCOME SECURITIES.....................................................3
   OTHER INVESTMENT STRATEGIES AND RISKS.......................................4
   INVESTMENT RESTRICTIONS....................................................10
   TEMPORARY DEFENSIVE POSITION...............................................12
   PORTFOLIO TURNOVER.........................................................12
MANAGEMENT OF THE FUND........................................................12
   COMPENSATION OF TRUSTEES AND OFFICERS......................................14
   CODE OF ETHICS.............................................................15
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................15
INVESTMENT ADVISORY AND OTHER SERVICES........................................15
   INVESTMENT ADVISER.........................................................15
   PRINCIPAL UNDERWRITER......................................................17
   RULE 12b-1 PLAN............................................................17
   ADMINISTRATOR..............................................................18
   TRANSFER AGENT.............................................................18
   CUSTODIAN..................................................................18
   PROXY VOTING POLICIES AND PROCEDURES.......................................18
   INDEPENDENT PUBLIC ACCOUNTANTS.............................................19
   COUNSEL....................................................................19
BROKERAGE ALLOCATION AND OTHER PRACTICES......................................19
SHARES OF BENEFICIAL INTEREST.................................................20
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................21
ADDITIONAL INFORMATION CONCERNING TAXES.......................................21
CALCULATION OF PERFORMANCE DATA...............................................24
   COMMERCIAL PAPER RATINGS....................................................1
   CORPORATE BOND RATINGS......................................................1
APPENDIX A  DESCRIPTION OF RATINGS...........................................A-1
APPENDIX B  TOCQUEVILLE ASSET MANAGEMENT, L.P. PROXY VOTING POLICIES AND
            PROCEDURES.......................................................B-1

                                  FUND HISTORY

          The Fund is the initial series of the Trust, which was formed on March 17, 1994 as a Delaware statutory trust. The Trust's name was changed on February 28, 2002 from The Haven Capital Management Trust to The Tocqueville Alexis Trust. Since February 25, 2002, Tocqueville Asset Management LP ("Tocqueville") has served as the Fund's investment adviser. The Fund's former investment adviser was Haven Capital Management, Inc. ("Haven").

          On June 23, 1994, pursuant to an Agreement and Plan of Exchange among the Fund, Haven, the Fund's initial investment adviser, and HCM Partners, L.P., a limited partnership for which Haven acted as investment adviser and three of the Fund's current and/or former Trustees acted as general partners (the "Predecessor Partnership"), the Fund acquired portfolio securities, cash and cash equivalents having a market value on June 22, 1994 of approximately $41,141,033 owned by the Predecessor Partnership in exchange for Shares of the Fund. The Fund commenced a continuous offering of its Shares after the exchange.

          The exchange benefits investors who acquired Shares in the continuous offering after the exchange to the extent that the pro rata portion of expenses borne by each investor decreases and certain economies are realized by spreading costs over a larger asset base. The exchange generally has, however, adverse tax consequences to those same investors insofar as the Fund holds securities acquired from the Predecessor Partnership that have appreciated in value from the date they were acquired by the Predecessor Partnership; the same potential for adverse tax consequences is present, however, whenever an investor purchases shares in any regulated investment company owning appreciated assets. When the Fund sells appreciated securities, the amount of any net gain will be taxable to shareholders, including new shareholders as well as former partners of the Predecessor Partnership. The effect of this will be to tax new shareholders on a distribution that economically represents a return of the purchase price of their Shares rather than on an increase in the value of their investment, to the extent the gain represented appreciation in the securities at the time the Shares of the Fund were purchased. See "Additional Information Concerning Taxes" with respect to the foregoing and regarding a private letter ruling obtained from the Internal Revenue Service with respect to the exchange.

                     THE FUND AND ITS INVESTMENTS AND RISKS

CLASSIFICATION
--------------

          The Fund is an open-end, diversified management investment company.

INVESTMENT STRATEGIES AND RISKS
-------------------------------

          The Fund generally invests in domestic securities listed on a securities exchange or traded through The Nasdaq Stock Market ("Nasdaq") and in those foreign securities traded on principal trading markets for such securities. The principal investment strategies of the Fund, and the principal risks of those strategies, are described in the Prospectus. Additional investment strategies and risks are described below.

FOREIGN TRANSACTIONS
--------------------

          Foreign Securities. The Fund may invest up to 35% of its total assets, calculated at the time of purchase, in foreign securities, including American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. To the extent the Fund acquires unsponsored ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of certain material information or be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

          Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of Tocqueville, to offer better opportunity for long-term growth of capital than investments in domestic securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

          Investing in securities of foreign companies involves certain considerations that are not typically associated with investing in securities of domestic companies. Such investments may be affected by fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The yield of the Fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. To the extent the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of portfolio securities and the appreciation or depreciation of investments, as well as the Fund's net asset value, which also will be affected irrespective of the performance of the underlying investments. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Investment in foreign securities may also result in higher expenses due to the cost of converting foreign currency into U.S. dollars; the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

          In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Some foreign stock markets may have substantially less volume than the New York Stock Exchange and securities of some foreign companies may be less liquid than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. The Fund's investments in foreign government securities are subject to special risks which may include the inability or unwillingness of a foreign government to repay principal and interest, currency fluctuations and other similar risks of investing in foreign securities generally.

          The Fund generally invests in foreign securities traded on the principal trading markets for such securities. In most cases, the markets will be foreign stock exchanges, although they may also be over-the-counter markets. The Fund anticipates that the principal trading markets for the foreign securities in which it will invest will be relatively liquid compared to the stock exchanges or over-the-counter markets in the United States.

          The Fund may invest up to 5% of its assets in countries with emerging economies or securities markets, including certain countries in Asia and Latin America. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights, have at times nationalized or expropriated the assets of private companies and have at times imposed confiscatory taxation and/or limitations on the use or removal of funds or other assets of international investors. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

          Foreign Currency Transactions. The Fund may, to the extent it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. Because investment in foreign issuers will usually involve currencies of foreign countries, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. The Fund may incur costs in connection with conversions between various currencies.

          The Fund may enter, solely for hedging purposes, into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Fund may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. The Fund will not engage in cross-hedging transactions. Contracts to sell foreign currency could limit any potential gain which might be realized by the Fund if the value of the hedged currency increased.

          Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad. Markets for trading foreign currency forward contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

          If the Fund enters into a forward foreign currency exchange contract to buy foreign currency, the Fund will be required to place cash or liquid high-grade debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or liquid high-grade debt securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. If the Fund sells a forward foreign currency contract, it will be appropriately covered.

          The Fund will enter into such forward contracts only with counterparties that have received (or the guarantors of their obligations have received) a credit rating of Prime-1 or A-1 by Moody's or S&P, respectively, or that have an equivalent rating from a nationally recognized securities rating organization or are determined to be of equivalent credit quality by Tocqueville. Tocqueville will monitor the credit status of the counterparties or guarantors, as appropriate, on an on-going basis. Forward foreign currency contracts are privately negotiated transactions, and there is no formally established trading market for such investments. Accordingly, there may be no market for such investments and they may be illiquid. Under normal market conditions, however, offsetting contracts may be readily entered into in the major internationally traded currencies.

FIXED INCOME SECURITIES
-----------------------

          The prices of fixed income securities fluctuate in response to the general level of interest rates as well as supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition by the Fund will not affect cash income from such securities but will be reflected in the Fund's net asset value.

          Corporate Debt Obligations. As described in the Prospectus, the Fund may invest in a variety of fixed income securities issued by domestic and foreign issuers, including corporate debt obligations that are rated AAA, AA or A by Standard & Poor's Corporation ("Standard & Poor's") or Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by Tocqueville to be of comparable credit quality. The Fund can hold no more than 5% of its net assets in corporate debt obligations downgraded to a rating below
A. See Appendix A for a description of these corporate bond ratings assigned by Standard & Poor's and Moody's. The Fund will limit its investments in corporate debt obligations and other non-equity investments to no more than 35% of the value of its total assets.

          Zero Coupon Bonds. The Fund may invest up to 5% of its net assets in zero coupon U.S. Treasuries and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. Such bonds do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity. The market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest and is likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality. Zero coupon bonds carry the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold. In addition, the Fund's investments in zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. The Fund will invest only in zero coupon U.S. Treasury securities that are part of the STRIPS program.

          Government Securities. The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States or foreign governments or their agencies or sponsored instrumentalities. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities include obligations issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof supported by the full faith and credit of the U.S. government, the authority of the issuer to borrow from the U.S. Treasury, or the discretionary authority of the U.S. government to purchase the obligations of the agency, instrumentality or enterprise; obligations fully guaranteed as to principal and interest by an agency, instrumentality or sponsored enterprise of the U.S. government; and obligations of U.S. government agencies, instrumentalities or sponsored enterprises which are not guaranteed. Such securities may be issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. and foreign governments are not generally obligated by law to provide support to a sponsored instrumentality, the Fund will invest in obligations issued by such an instrumentality only if Tocqueville determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

OTHER INVESTMENT STRATEGIES AND RISKS
-------------------------------------

          Convertible Securities. The Fund will invest in convertible securities of corporations that meet the criteria for investment by the Fund in equity securities of domestic and foreign issuers in which the Fund can invest. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer or of another company. In evaluating a convertible security, Tocqueville gives primary emphasis to the attractiveness of the underlying common stock.

          The Fund may not purchase or hold more than 5% of its net assets in convertible securities rated below BBB by S&P, Baa by Moody's or, if unrated, determined by Tocqueville to be of comparable quality. Securities rated BBB, Baa or below are speculative in nature and are commonly known as "high yield" securities or "junk bonds." Although high risk, low-rated debt securities and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income.

          The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. When, however, the market price of the common stock underlying the convertible security exceeds the conversion price, the price of the convertible security reflects the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of decline in market value than the issuer's common stock. The extent to which such risk is less depends in large measure, however, upon the degree to which the convertible security sells above its value as a fixed income security.

          Restricted Securities. The Fund may invest up to 5% of its net assets in securities that, at the time of purchase by the Fund, are subject to restrictions on transfer, including, without limitation, legends as to applicable federal or state securities laws or other legal or contractual restrictions. While such purchases may offer attractive opportunities for investment not otherwise available to the Fund, the securities cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or under an exemption from registration (such as Rules 144 or 144A).

          Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

          Securities of Other Investment Companies. The Fund may invest in securities of closed-end investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. The Fund does not intend to invest in the securities of other investment companies except by purchase in the open securities market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization, or acquisition. The Fund will bear its proportionate share of any fees and expenses paid by investment companies in which it invests in addition to the advisory and other fees paid by the Fund.

          Lending of Portfolio Securities. The Fund may seek income by lending portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the trustees of the Trust (the "Trustees"). Tocqueville will be responsible for monitoring the Fund's portfolio lending activities and for compliance with the capital and other credit criteria established by the Trustees. These loans, if and when made, may not exceed 33 1/3% of the Fund's total assets taken at value. The Fund will not lend portfolio securities to Tocqueville or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission (the "SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

          By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term high-grade liquid debt securities instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. When the Fund invests cash collateral received for the loan of portfolio securities, a leveraging effect is obtained. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as payments in the amount of any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities.

          The Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

          Repurchase Agreements. The Fund may utilize up to 5% of its net assets to engage in repurchase agreement transactions with respect to any securities in which it invests. The Fund will enter into repurchase agreements with member banks of the Federal Reserve System or certain domestic non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The investment adviser of the Fund, acting under the supervision of the Trustees, reviews the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

          Futures Activities. The Fund may utilize up to 5% of its net assets to enter into interest rate and stock index futures contracts and may utilize up to 5% of its net assets to purchase or write related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These investments may be made solely for bona fide hedging purposes. The ability of the Fund to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

          The Fund will not engage in futures activities generally if the sum of the amount of initial margin deposits and premiums paid for unexpired options required to establish positions other than those for "bona fide hedging" would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on commodity contracts it has entered into. The Fund's long positions in futures contracts or options thereon written by it must be collateralized with cash or high-grade liquid assets held in a segregated account.

          Futures Contracts. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. A stock index futures contract is an agreement between seller and buyer to respectively deliver and take delivery of a commodity which is represented by a stock price index at a future specified date. The delivery is a cash settlement of the difference between the original transaction price and the final price of the index at the termination of the contract. Stock index futures are capitalization weighted indices which reflect the market value of the firms listed on the indices.

          The purpose of entering into a futures contract is to protect the Fund from fluctuations in value without its actually buying or selling the securities. Of course, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate -- but not totally offset -- the decline in the value of the Fund's assets. No consideration is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit in a segregated account with its custodian an amount of cash or cash equivalents equal to 1 to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market."

          At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

          There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and stock indices. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or index and movements in the price of the securities which are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or stock indices. The potential loss the Fund may experience as a result of its investments in any futures transaction is unlimited.

          Positions in futures contracts and options in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund's securities being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

          If the Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

          When-Issued Securities and Delayed Delivery Transactions. The Fund may utilize up to 5% of its net assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates. When-issued transactions normally settle within 30-45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Tocqueville deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment, and the right to acquire such security must be exercisable without additional cost to the Fund. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

          When the Fund agrees to purchase when-issued or delayed delivery securities, its custodian will set aside cash, U.S. government securities or liquid high-grade debt obligations equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash and liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected by reason of its commitments to purchase when-issued or sell delayed delivery securities.

          When the Fund engages in when-issued or delayed delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          Options on Securities. In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its net assets to purchase put and call options on securities. In addition, the Fund may write covered call options on securities. The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the call options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by the Fund has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period. The Fund may write only covered call options. Accordingly, whenever the Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option.

          The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (a) in-the-money call options when Tocqueville expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when Tocqueville expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when Tocqueville expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

          So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund expects to write options only on U.S. securities exchanges.

          The Fund may realize a profit or loss upon entering into a closing transaction. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

          Although the Fund will generally purchase or write only those options for which Tocqueville believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of Tocqueville may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

          Additional risks exist with respect to certain of the U.S. government securities for which the Fund may write covered call options. If the Fund writes covered call options on mortgage-back securities issued by GNMA, FNMA or FHLMC, the mortgaged-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities. The required cover will be marked-to-market daily.

          In addition to writing covered options for other purposes, the Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The Fund will engage in hedging transactions only when deemed advisable by Tocqueville. Successful use by the Fund of options will be subject to Tocqueville's ability to predict correctly movements in the direction of the stock underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

          Stock Index Options. The Fund may utilize up to 5% of its net assets to purchase exchange-listed put and call options on stock indexes, and may write options on such indexes to hedge against the effects of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite index, or a narrower market index such as the Standard & Poor's
100. Indexes are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

          Options on stock indexes are similar to options on stock except that
(a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

          The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to Tocqueville's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

          The Fund will engage in stock index options transactions only when determined by Tocqueville to be consistent with the Fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the Fund writes an option on a stock index, the Fund will establish a segregated account consisting of cash or high-grade liquid debt securities in an amount equal in value to the full amount the Fund has at risk and will maintain the account while the option is open. The aggregate value of the securities underlying the calls or puts on stock indexes written by the Fund, determined as of the date the options are sold, when added to the securities underlying the calls on securities written by the Fund, may not exceed 25% of the Fund's net assets.

          Warrants. Up to 5% of the net assets of the Fund may be invested in warrants. A warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and it does not represent any rights in the assets of the issuer. For these reasons, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

          Investment in Unseasoned Companies. The Fund may invest up to 5% of its net assets, calculated at the time of purchase, in companies which (including predecessors) have operated less than three years. The securities of such companies may have limited liquidity which can result in their being priced lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.

INVESTMENT RESTRICTIONS
-----------------------

          The Fund's investment objective and its intention to invest, under normal market conditions, at least 65% of its total assets in equity securities of domestic issuers are fundamental policies of the Fund and cannot be changed without the approval of a "majority of the Fund's outstanding voting securities." As used in the Prospectus and this Statement of Additional Information, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented, and (ii) more than 50% of the outstanding Shares.

          In addition, the following investment restrictions have been adopted by the Fund as fundamental policies and cannot be changed without the approval of a majority of the Fund's outstanding voting securities. The Fund may not:

1. Borrow money, except from banks on a temporary or emergency basis in an aggregate amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed), provided that the Fund is required to maintain asset coverage of at least 300% for all borrowings. For purposes of this investment restriction, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing, if appropriately covered.

2. Purchase the securities of any one issuer, other than the United States Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the United States Government, its agencies or instrumentalities.

3. Invest 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

5. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in currencies, options, futures contracts and options on futures.

6. Make short sales of securities or maintain a short position (except short sales against-the-box).

7. Underwrite any issue of securities issued by others, except to the extent that the sale of securities acquired by the Fund directly from an issuer, underwriter or dealer may be deemed to be an underwriting.

8. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

9. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies or securities on a forward commitment or delayed delivery basis as described under "The Fund and Its Investment Risks-Investment Strategies and Risks."

10. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.

11. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as permitted in Investment Restriction No. 1.

          In addition to the investment restrictions mentioned above, the Trustees of the Fund have voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Trustees of the Fund without prior notice to or approval of shareholders. Accordingly, the Fund may not:

1. Purchase the securities of any issuers if the officers or Trustees of the Fund, its investment advisers or managers owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

2. Write covered calls or put options with respect to more than 5% of the value of its net assets, invest more than 5% of its net assets in protective put options or more than 5% of its total assets in puts, call, spreads or straddles, or any combination thereof other than protective put options. The aggregate value of premiums paid on all options other than protective put options, held by the Fund at any time will not exceed 5% of the Fund's total net assets.

3. Invest more than 15% of its net assets in securities that are not liquid (i.e., securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment).

4. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

5. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange to the extent permitted by applicable state securities laws.

6. Purchase securities while the Fund's borrowings exceed 5% of its total assets.

          For purposes of the foregoing limitations, any limitation which involves a maximum percentage will not be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by the Fund. With respect to fundamental Investment Restriction No. 1, the Fund must maintain asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed.

          The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Shares in certain states. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, the Fund will revoke the commitment by terminating the sale of Shares in the state involved. The Fund is also subject to diversification requirements imposed by the 1940 Act and the Code.

TEMPORARY DEFENSIVE POSITION
----------------------------

          When Tocqueville believes that a defensive posture is warranted, the Fund may invest temporarily without limit in cash or fixed income securities which are temporary investments. Temporary investments are short-term high-quality debt securities (rated AA or above by S&P, Aa or above by Moody's or with an equivalent rating by other nationally recognized securities rating organizations) denominated in U.S. dollars or other freely convertible currency, including short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, U.S. finance company obligations, corporate commercial paper, obligations of banks and repurchase agreements (not to exceed 5% of the Fund's net assets).

PORTFOLIO TURNOVER
------------------

          Tocqueville purchases securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Tocqueville believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices which may be employed by the Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.

                             MANAGEMENT OF THE FUND

          The Trustees of the Trust (the "Trustees") decide matters of general policy of the Fund and review the actions of Tocqueville, the Fund's investment adviser, and the Fund's service providers, i.e., its administrator, distributor, transfer agent and custodian. The Board of Trustees includes two committees. The Fair Value Oversight Committee provides overall supervision for valuation of the Fund's portfolio securities and reviews valuations of restricted, illiquid and/or reclassified securities. Currently, Colin C. Ferenbach and Robert W. Kleinschmidt are the members of the Fair Value Oversight Committee. The Fair Value Oversight Committee did not meet during the fiscal year ended October 31, 2003. The Audit Committee provides overall supervision of the Fund's accountants and reviews the Fund's financial statements. The members of the Audit Committee are William F. Indoe, Robert E. Kaufmann and John F. McNiff. The Audit Committee held two meetings during the fiscal year ended October 31, 2003. The Fund's daily business operations are conducted and supervised by the officers of the Trust (the "Officers"). The names (and ages) of the Fund's Trustees and Officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below:

                                                                                Number of
                                          Term of                              Portfolios
                                           Office                               in Fund
                             Positions      and                                  Complex        Other
                               Held        Length           Principal           Overseen    Directorships
                               with       of Time         Occupation (s)           by          Held by
  Name, Address and Age      the Fund      Served      During Past 5 Years     Trustee (3)     Trustee
--------------------------  -----------  ----------  ------------------------  -----------  -------------

INDEPENDENT TRUSTEES
--------------------
William F. Indoe            Trustee of   Since fund  Partner, Sullivan &            1       None
Sullivan & Cromwell         the Trust    inception   Cromwell
125 Broad Street                         (2)         (attorneys-at-law).
New York, NY  10004
Age:  61

Robert E. Kaufmann          Trustee      Since       Private investor.              1       None
5 Dingletown Road           of the       fund        Formerly Executive
Greenwich, CT  06830        Trust        inception   Director, The
Age:  62                                 (2)         Association of HITWG
                                                     Camps, Inc. (a private
                                                     charity) 2001-2002.
                                                     Executive Director, Hole
                                                     in the Wall Camp Fund,
                                                     Inc. (1998-2001).

John F. McNiff              Trustee      Since       Director of Allen              1       None
1105 Park Avenue            of the       fund        Telecom Inc.
New York, NY  10178         Trust        inception   (manufacturer of
Age:  61                                 (2)         telecommunication
                                                     products), 1995-2002.
                                                     Formerly, Director, Vice
                                                     President-Finance and
                                                     Chief Financial Officer
                                                     of Dover Corporation
                                                     (diversified
                                                     manufacturing company),
                                                     1996-2000 and 1983-2000,
                                                     respectively.

INTERESTED TRUSTEES
-------------------

Colin C. Ferenbach (1)      President    Since       Managing Director,             1       None
Tocqueville Asset           and Trustee  fund        Tocqueville Asset
Management, L.P.                         inception   Management L.P., since
1675 Broadway                            (2)         2002. Managing Director
New York, NY  10019                                  1982-2002 of Haven
Age:  69                                             Capital Management.

Robert W. Kleinschmidt (1)  Vice         Since       President                      5       None
Tocqueville Asset           President    2002 (2)    (1994-present), Chief
Management, L.P.            and                      Investment Officer and
1675 Broadway               Trustee                  Managing Director
New York, NY  10019                                  (1991-1994), Tocqueville
Age:  53                                             Asset Management LP;
                                                     President, Tocqueville
                                                     Management Corporation
                                                     (general partner of
                                                     Tocqueville)
                                                     (1991-present);
                                                     President, Principal
                                                     Operating Officer,
                                                     Principal Officer,
                                                     Treasurer and Financial
                                                     Trustee, The Tocqueville
                                                     Trust (registered
                                                     investment company) from
                                                     1991 to present.
OFFICERS
--------

Roger Cotta                 Secretary    Since       Chief Operating Officer,
Tocqueville Asset           and          2002 (2)    Tocqueville Asset
Management, L.P.            Treasurer                Management L.P. since
1675 Broadway                                        2001; Secretary, the
New York, NY  10019                                  Tocqueville Trust since
Age:  64                                             2001; Chief Executive
                                                     Officer and President of
                                                     Sepulveda & Smith
                                                     Securities, Inc. (August
                                                     2000 - December 2000)
                                                     Chief Financial Officer.

----------

(1)  Messrs. Ferenbach and Kleinschmidt are "interested persons" as defined in
     Section 2(a)(19) of the Investment Company Act of 1940 because they serve as officers of the Trust and are employees of Tocqueville.
(2)  Each Trustee will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's By-Laws and Declaration of Trust.
(3) The Fund complex consists of The Tocqueville Alexis Trust and the Tocqueville Trust, a registered investment company with four portfolios. The following table sets forth the amount of equity securities of the Fund owned by each trustee as of December 31, 2003:

                                             Aggregate Dollar Range of Equity
                                             Securities in All Registered
                        Dollar Range of the  Investment Companies Overseen
                        Equity Securities    by Trustee in Family of Investment
Name of Trustee         In the Fund          Companies (1)
----------------------  -------------------  -----------------------------------

INDEPENDENT TRUSTEES
--------------------

\William F. Indoe       Over $100,000        Over $100,000
Robert E. Kaufmann      $10,001-$50,000      $10,001-$50,000
John F. McNiff          $10,001-$50,000      $10,001-$50,000

INTERESTED TRUSTEES
-------------------

Colin C. Ferenbach      Over $100,000        Over $100,000
Robert W. Kleinschmidt  Over $100,000        Over $100,000

(1) The Trustees, other than Messr. Kleinschmidt, only serve as Trustees of the Trust. Mr. Kleinschmidt also serves as a Trustee to the Tocqueville Trust.

COMPENSATION OF TRUSTEES AND OFFICERS
-------------------------------------

          The following table sets forth the compensation paid or payable to the outside Trustees of the Fund and Trust for the fiscal year ended October 31, 2003. No employee of Tocqueville or any of its affiliates receives any compensation from the Fund or Trust for acting as an officer, Trustee or employee of the Trust. Each Trustee who is not a director, officer or employee of Tocqueville or any of its affiliates receives an annual fee of $5,000, receives a fee of $500 for each meeting of the Trustees attended by the Trustee for services as Trustee and is reimbursed for expenses incurred in connection with attendance at meetings of Trustees. Trustees receive no pension or retirement benefits from the Fund or Trust nor any compensation from any fund that (i) holds itself out to investors as related to the Fund for purposes of investment and investor services or (ii) has Tocqueville, or an affiliated person of Tocqueville, as its investment adviser.

                                        Aggregate Compensation
Name and Position                       from the Fund/(1)/

D. Euan Baird, Trustee/(2)/             $7,500

William F. Indoe, Trustee               $8,000

Robert E. Kaufmann, Trustee             $8,000

John F. McNiff, Trustee                 $8,000

----------

/(1)/ Fiscal year ended October 31, 2003.
/(2)/ Resigned as of December 31, 2003.

CODE OF ETHICS
--------------

          Pursuant to Rule 17j-1 under the 1940 Act, the Fund and Tocqueville and Lepercq, de Neuflize/Tocqueville Securities L.P. ("Lepercq/Tocqueville Securities"), the Fund's distributor, have each adopted a Joint Code of Ethics governing, among other things, personal investments in securities (including securities that may be purchased or held by the Fund) by the Fund's portfolio manager and any deputy portfolio manager and by other employees of Tocqueville and Lepercq/Tocqueville Securities.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          The table below sets forth the percentage of outstanding Shares owned of record and beneficially, as of January 31, 2004, by (i) each person known to the Trust to own beneficially or of record more than 5% of the Shares and (ii) all Trustees and executive officers as a group.

                                        SHARES OWNED      SHARES OWNED
                          SHARES OWNED  BENEFICIALLY BUT  BENEFICIALLY OR OF
                          OF RECORD     NOT OF RECORD     RECORD
------------------------  ------------  ----------------  ------------------
Anton Ranch Family               10.18%                0%              10.18%
Partnership
4332 Belclaire
Dallas, Texas 75205

Donald R. Gant                   13.54%                0%              13.54%
Young's Road
New Vernon, New
Jersey 07976

Peter G. Sachs                    7.67%                0%               7.67%
443 Webbs Hill Road
Stamford,
Connecticut 06903

J. Fred Weintz, Jr.               6.00%                0%               6.00%
43 Jones Park Drive
Riverside,
Connecticut 06878

All current Trustees and          3.47%                0%               3.47%
executive officers as a
group (8 persons)

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
------------------

          Tocqueville located at 1675 Broadway, New York, New York 10019, has been in the asset management business since 1990 and had approximately $3 billion in assets under management as of January 31,

2004. Tocqueville is responsible for choosing the Fund's investments and handling its business affairs. Tocqueville Management Corporation, 1675 Broadway, New York, New York 10019, is the general partner of Tocqueville. Francois Sicart is the chief executive officer and director of Tocqueville Management Corporation. Robert W. Kleinschmidt is the president and director of Tocqueville Management Corporation.

          From its inception until February 24, 2002, the Fund was managed by Haven Capital Management, Inc. ("Haven"). On February 25, 2002 the Trustees of the Trust, including a majority of the independent Trustees, voted to terminate the investment advisory agreement with Haven and to enter into a new investment advisory agreement with Tocqueville (the "Interim Investment Advisory Agreement") principally in order to preserve continuity of the Fund's portfolio manager, Mr. Ferenbach, who was the Fund's portfolio manager from its inception until his resignation from Haven Capital Management, Inc. From February 24, 2002 to June 24, 2002, Tocqueville served as investment adviser to the Trust pursuant to the Interim Investment Advisory Agreement. On June 24, 2002, shareholders approved a new Investment Advisory Agreement between Tocqueville and the Trust, on behalf of the Fund.

          At a meeting of the Trustees on February 17, 2004, a majority of the Trustees, including a majority of Trustees who are not interested persons of the Trust or Tocqueville, approved the Investment Advisory Agreement between Tocqueville and the Trust. The Trustees considered a variety of factors and reviewed various materials furnished by Tocqueville in approving the Investment Advisory Agreement. In particular, the Trustees considered the reasonableness of Tocqueville's advisory fee, in light of the extent and quality of Tocqueville's advisory services, Tocqueville's fee compared to fees charged to other comparable funds; the Fund's performance under the management of Tocqueville and Mr. Ferenbach; the investment approach of Tocqueville and the knowledge and experience of Mr. Ferenbach; and certain direct and indirect benefits received by Tocqueville due to its relationship with the Trust. The Trustees also considered the financial strength and resources of Tocqueville; the history, reputation, qualifications and background of Tocqueville, as well as the qualifications of its personnel; and the historical nature and quality of services provided by Tocqueville. Based principally on the performance of the Fund, Mr. Ferenbach's experience as portfolio manager of the Fund and the reasonableness of the investment advisory fee charged to the Fund as compared to the investment advisory fees of comparable funds, the Trustees concluded that it was in the best interests of the Fund and its shareholders to approve the continuance of the Investment Advisory Agreement.

          Under the Investment Advisory Agreement with Tocqueville, the Trust pays to Tocqueville, on behalf of the Fund, an investment advisory fee, accrued daily and payable monthly in arrears, at the annual rate of 0.60% of the Fund's average daily net assets. For the fiscal year ended October 31, 2003, the Trust, on behalf of Fund, paid investment advisory fees of $401,919 to Tocqueville. For the fiscal year ended October 31, 2002, the Trust, on behalf of the Fund, paid investment advisory fees of $144,745 to Haven (for the period from November 1, 2001 to February 25, 2002) and investment advisory fees of $286,203 to Tocqueville (for the period from February 25, 2002 to October 31, 2002). During the fiscal year ended October 31, 2001, the Fund paid investment advisory fees to Haven of $484,546.

          Pursuant to the Investment Advisory Agreement, Tocqueville will use its best efforts to provide to the Fund continuing and suitable investment programs consistent with the investment objectives, policies and restrictions of the Fund. It will (i) determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities and assets in which the Fund invests or in cash;
(ii) make decisions for the Fund with respect to foreign currency matters and foreign exchange contracts, having regard to foreign exchange controls, if any;
(iii) make determinations as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised; (iv) advise the Trust in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with its investments and investment policies; (v) submit such reports relating to the valuation of the Fund's securities as the Trustees or the administrator of the Fund may reasonably request; (vi) place orders for the purchase, sale or exchange of portfolio assets for the Fund's accounts with brokers or dealers selected by Tocqueville; provided, however, that in connection with the placing of such orders and the selection of such brokers or dealers Tocqueville shall seek to obtain execution and pricing within the policy guidelines established by the Trustees and set forth in the N-1A Registration Statement as in effect from time to time; (vii) provide information in Tocqueville's possession to the administrator of the Fund as such administrator may request to maintain and preserve the records required by the 1940 Act; (viii) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as Tocqueville may deem necessary or useful in the discharge of Tocqueville's duties hereunder; (ix) from time to time, or at any time requested by the Trustees, make reports to the Trustees concerning Tocqueville's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund; and (x) cooperate generally with the Trust and the Fund to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including post-effective amendments to the Form N-1A Registration Statement, filings on Form N-SAR, periodic statements, reports to shareholders, shareholder communications and proxy material furnished to holders of the Shares, filings with state "blue sky" authorities and with the United States agencies responsible for tax matters, and other reports and filings of like nature.

PRINCIPAL UNDERWRITER
---------------------

          On February 7, 2003 the Trustees of the Trust approved a Distribution Agreement with Lepercq/Tocqueville Securities effective on February 28, 2003. Shares also may be sold by authorized dealers who have entered into dealer agreements with Lepercq/Tocqueville Securities or the Fund.

          Lepercq/Tocqueville Securities acts as agent in selling Shares, through a continuous offering at net asset value without a sales charge, under the distribution agreement with the Trust, on behalf of the Fund. Pursuant to the Distribution Agreement between Lepercq/Tocqueville Securities and the Fund, the Fund will pay Tocqueville Securities a fee, payable monthly in arrears, at the annual rate of 0.25% per annum of the Fund's average daily net assets. The Distribution Agreement is renewable annually by the Trustees (including a majority of its Trustees who are not interested persons of the Trust or Tocqueville Securities), may be terminated on 60 days' notice by the Fund or by Lepercq/Tocqueville Securities, and is automatically terminated upon assignment.

          The Distribution Agreement provides that Lepercq/Tocqueville Securities will waive its fees received pursuant to the Fund's Plan of Distribution to the extent necessary for the Fund's total annual fund operating expenses not to exceed 1.294% of its average daily net assets, provided that if the Fund's average daily net assets during the prior 30 day period are less than $60 million, the expense cap would equal the product of 1.294% multiplied by a fraction the numerator of which is the sum of $60 million plus the shortfall of the Fund's average daily net assets during the prior 30 day period below $60 million and the denominator of which is $60 million.

          During the fiscal year ended October 31, 2003, the Fund paid distribution fees to Lepercq Tocqueville Securities of $113,513 of which $67,512 was waived.

          The principal business address of Lepercq/Tocqueville Securities is 1675 Broadway, New York, New York 10019.

RULE 12b-1 PLAN
---------------

          The Trust, on behalf of the Fund, has adopted an Amended Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund compensates the distributor in an amount equal to 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of Shares. Such sales activities include the printing and mailing of prospectuses to persons other than then-current shareholders, the printing and mailing of sales literature and compensation to authorized dealers. The Plan was approved on February 7, 2003 by the affirmative vote of the Trustees and of the non-interested Trustees who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of approving the Plan.

          Under the Plan, the officers will provide to the Trustees for their review, and the Trustees will review at least quarterly, a written report of the services provided and amounts expended under the Plan and the purposes for which such services were performed and expenditures were made.

          The Plan will continue in effect indefinitely, provided such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan. The Plan may not be amended to increase materially the amount to be spent for the services described therein as to the Fund without approval of a majority of the outstanding voting securities of the Fund. All material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time without payment of any penalty by a vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Fund. So long as the Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested

Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Amended Plan will benefit the Fund and its shareholders.

          The Fund does not participate in any joint distribution activities with other investment companies. No interested person of the Fund and no Trustee has had a direct or indirect interest in the operation of the Plan or related agreements.

          During the fiscal year ended October 31, 2003, the Fund paid distribution fees to Lepercq/Tocqueville Securities totaling $113,513 (of which $67,512 were waived). From this amount, Lepercq/Tocqueville Securities paid commissions totaling $4,703 to selected broker-dealers, fees related to the printing and mailing of prospectuses and other materials to other than current shareholders totaling $7,415, payments totaling $32,467 to Mount & Nadler Inc. (for media relations services), and payments totaling $1,346 to Other Distribution Plan Parties

ADMINISTRATOR
-------------

          PFPC Inc., ("PFPC") 103 Bellevue Parkway, Wilmington, Delaware 19809, an indirect, majority owned subsidiary of PNC Financial Services Group, Inc. (a multi-bank holding company with its principal offices in Pittsburgh, Pennsylvania), serves as the administrator of the Fund. As administrator, PFPC provides administrative and accounting services to the Fund, including determination of the Fund's net asset value and assistance in the Fund's administrative operations. The Fund pays PFPC a fee as compensation for its administrative and accounting services, payable monthly in arrears, at the annual rate of 0.10% of the Fund's first $200 million of average net assets, 0.075% of the next $200 million of average net assets, 0.05% of the next $200 million of average net assets, and 0.03% of the average net assets in excess of $600 million, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses).

TRANSFER AGENT
--------------

          PFPC also serves as the Fund's transfer and dividend disbursing agent pursuant to a Transfer Agency Services Agreement, under which PFPC (a) issues and redeems Shares, (b) addresses and mails all communications by the Fund to record owners of Shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (c) maintains shareholder accounts, and (d) makes periodic reports to the Fund concerning the Fund's operations. PFPC may, on 30 days' notice to the Fund, assign its duties thereunder to any other affiliate of PNC Financial Services Group, Inc.

CUSTODIAN
---------

          PFPC Trust Company is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Services Agreement"). PFPC Trust Company is an indirect, majority owned subsidiary of PNC Financial Services Group, Inc. and its principal business address is 8800 Tinicum Blvd., Philadelphia, Pennsylvania 19153. In accordance with the provisions of the 1940 Act, PFPC Trust Company may employ subcustodians outside the United States approved by the Trustees or the Trustees may delegate to Tocqueville, officers of the Trust or custodians the duties to select foreign custodians and monitor foreign custody arrangements.

          Under the Custodian Services Agreement, PFPC Trust Company (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to the Trustees concerning the Fund's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PFPC Trust Company remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian chosen by PFPC Trust Company.

PROXY VOTING POLICIES AND PROCEDURES
------------------------------------

          The Trust has delegated the voting of proxies relating to its voting securities to Tocqueville pursuant to Tocqueville's Proxy Voting Policies and Procedures which are attached as Appendix B to this SAI.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

          The Fund's independent public accountants are PricewaterhouseCoopers LLP, with principal offices at 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP provides audit services and consultation with respect to the preparation of filings with the SEC.

COUNSEL
-------

          Skadden, Arps, Slate, Meagher & Flom LLP serves as counsel to the
Fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

          Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for each Fund, are made by Tocqueville. Tocqueville is authorized to allocate the orders placed by it on behalf of the Fund to such unaffiliated brokers who also provide research or statistical material, or other services to the Fund or Tocqueville for the Fund's use. Such allocation shall be in such amounts and proportions as Tocqueville shall determine and Tocqueville will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefor. In addition, Tocqueville may consider sales of shares of the Fund and of any other funds advised or managed by Tocqueville as a factor in the selection of unaffiliated brokers to execute portfolio transactions for the Fund, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to the requirements of best execution. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

          In selecting a broker to execute each particular transaction, Tocqueville will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, Tocqueville shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to Tocqueville for the Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if Tocqueville determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or Tocqueville's ongoing responsibilities with respect to the Fund. Neither the Fund nor Tocqueville has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to Tocqueville for use in rendering investment advice to the Fund, such information may be supplied at no cost to Tocqueville and, therefore, may have the effect of reducing the expenses of Tocqueville in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by Tocqueville probably does not reduce the overall expenses of Tocqueville to any material extent.

          The investment information provided to Tocqueville is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment Tocqueville's own internal research and investment strategy capabilities. The nature of research services provided takes several forms including the following: advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and computerized valuation screens. Tocqueville's policy is to make an internal allocation of brokerage commissions to a limited number of brokers for economic research and for valuation models and screens. Another internal allocation is made to a limited number of brokers providing broad-based coverage of industries and companies, and also to brokers which provide specialized information on individual companies. Research services furnished by brokers through which the Fund effects securities transactions are used by Tocqueville in carrying out its investment management responsibilities with respect to all its clients' accounts.

          For the fiscal years ended October 31, 2003, 2002 and 2001, the Fund paid total commissions to brokers of $168,517, $168,132 and $143,284 respectively. The balance of the commissions the Fund paid was to other brokers who provided research services to the Trust's investment adviser from time to time. While Tocqueville has no specific agreement or understanding with such other brokers, it believes that such brokers would not continue to provide research services if it does not continue to direct brokerage transactions to such other brokers. The research services provided to Tocqueville by brokers assists Tocqueville in managing the assets of Tocqueville's other client accounts as well as the assets of the Fund. For the fiscal year ended October 31, 2003, the Fund paid commissions of $60,730 to Lepercq/Tocqueville Securities representing 30.2% of the Fund's aggregate brokerage commissions and 28.6% of the Fund's aggregate dollar amount of portfolio transactions during this period.

                          SHARES OF BENEFICIAL INTEREST

          The Fund is the initial series of the Trust, a Delaware statutory trust formed in 1994. The Agreement and Declaration of Trust of the Trust (the "Declaration") authorizes the Trustees to issue an unlimited number of full and fractional transferable shares of beneficial interest, with or without par value. The number of shares authorized is unlimited, and all shares issued shall be fully paid and nonassessable. No shares shall have any appraisal, conversion, or preemptive rights. The Declaration designates one series of shares, $0.001 par value per share, which represents the Shares of the Fund. The Trustees may establish additional series of shares of the Trust, each of which would be a separate regulated investment company under the Code.

          The Fund's shareholders are entitled to one vote for each full Share held and a proportionate fractional vote for each fractional Share held. They have the power to vote at special meetings with respect to, among other things, the selection of Trustees; the merger, consolidation or sale of all or substantially all Trust or Fund assets; and such additional matters relating to the Trust or Fund as may be required by law or by regulation or order of the SEC (including changes in fundamental investment policies and certain other limitations on investment of the assets of the Trust or the Fund, as the case may be), or which the Trustees consider desirable. A special meeting may be called upon the written request of a holder or holders of not less than 10% of all Shares outstanding, provided that the reasonable expenses for preparing and mailing such notice be paid by such holder or holders. The Trust does not intend to hold annual meetings of shareholders of the Fund. Any Trustee may be removed by the vote of at least two-thirds of the outstanding Shares. The Trustees shall promptly call a meeting of shareholders for such purpose when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Trust. The Trustees will assist any group of ten or more shareholders, meeting requirements set forth in the 1940 Act, that wishes to communicate with other shareholders in order to obtain sufficient signatures to request a meeting for the purpose of removing a Trustee. The Trustees may amend the Declaration without a shareholder vote, except that shareholders have the right to vote on any amendment affecting their right to vote, any amendment required by law or the Trust's registration statement, or any matter submitted to shareholders by the Trustees.

          Generally, the Fund's shareholders are not personally liable for obligations of the Trust or Fund under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Fund or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Fund's shareholders to liability. To guard against this risk, the Declaration of Trust (i) contains a statement that the Fund's shareholders shall be entitled to the same limitation of personal liability extended to shareholders of private Delaware corporations for profit,
(ii) contains an express disclaimer of shareholder liability to third parties extending credit to, contracting with or having any claim against the Trust or any Series thereof, for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, and instrument entered into as executed by the Fund or its Trustees and (iii) provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a Fund shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) a shareholder of a Delaware corporation for profit would incur financial loss beyond his or her investment or (2)(a) a court refused to apply Delaware law, (b) no contractual limitation of liability was in effect and (c) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Fund's business, and the nature of its assets, Tocqueville believes that the risk of personal liability to a Fund shareholder is remote.

          No action may be brought by a shareholder on behalf of the Trust or the Fund unless shareholders owning not less than 20% of the Trust or Fund, as the case may be, join in the bringing of the action.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Information on how to purchase and redeem Shares and how such Shares are priced is included in the Prospectus. In confirming that redemption instructions communicated by telephone are genuine, PFPC will require the caller to provide caller identification information that must match the account's registration information.

          The Prospectus discusses the manner in which and the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The net asset value of the Fund is determined on every business day that the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

          Under circumstances described in the Prospectus, shareholders must have signatures guaranteed in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are: Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP).

          Although the Fund does not intend to make payment of redemption proceeds in securities or other property (rather than cash), the Trustees have reserved the right to make such in-kind payments when a shareholder elects to redeem shares in-kind and when, in the Trustees' judgment and in light of their fiduciary duties to all shareholders, the overall interests of the Fund's shareholders would not be harmed, provided that the Fund will pay in cash all requests for redemptions in cash by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of
(i) $250,000 and (ii) one percent of the net asset value of the Fund at the beginning of such period. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. If the Fund were to make payment of redemption proceeds in foreign securities, the redeeming Shareholder may experience risks and costs due to, among other things, currency risk, market risk, and added disposal costs.

          Certain financial intermediaries have made arrangements with the Fund so that an investor may purchase or redeem shares at the NAV per share next determined after the financial intermediary receives the share order. In other instances, the Fund has also authorized such financial intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Fund will be deemed to have received a purchase or redemption order when the financial intermediary or, if applicable, a financial intermediary's authorized designee, receives the share order from an investor.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The discussion set out below of U.S. federal tax considerations generally affecting the Fund and its shareholders is intended to be only a summary supplementing the Prospectus and is not intended as a substitute for careful tax planning by prospective shareholders.

          The Fund has elected to qualify, has qualified and intends to continue to qualify for treatment as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not be subject to federal income tax on income and gains distributed to shareholders, provided it distributes each taxable year at least 90% of its "investment company taxable income," calculated without the deduction for dividends paid, as determined for federal income tax purposes ("net investment income") and its net tax-exempt income, if any. Net investment income includes dividends, interest, net short-term capital gains in excess of net long-term capital losses and any capital loss carryovers from prior years, net of expenses, and net gain or loss on debt securities and futures contracts on debt securities, to the extent attributable to fluctuations in currency exchange rates, and, in certain circumstances, net gain or loss on foreign currencies and foreign currency forward contracts. Dividend income derived by a regulated investment company from its investments is required to be taken into account for federal income tax purposes as of the ex-dividend date (rather than the payment date, which generally is later). Accordingly, the Fund, in order to satisfy its distribution requirements, may be required to make distributions based on accrued but not yet received earnings.

          The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any net investment income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who, if subject to federal income tax on long-term capital gain (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gain included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain.

          To qualify as a "regulated investment company" the Fund must, among other things: (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, and certain other related income, (including, but not limited to gains from options, futures and forward contracts and foreign currency gains) derived with respect to its business of investing in such stock, securities or currencies; and (2) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities of any one issuer qualifying, for purposes of this calculation, only if the Fund's investment is limited to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. The Fund intends to distribute at least annually substantially all of such income.

          Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year (ii) 98% of its net capital gain for a one-year period generally ending on October 31 and (iii) all of the undistributed amounts from previous years on which the Fund paid no federal income tax. The Fund intends to distribute income and gain in the manner necessary to minimize imposition of the 4% excise tax. There can be no assurance that sufficient amounts will be distributed to avoid entirely the imposition of the tax.

          The Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Fund shareholders will not be able to claim a federal income tax credit or deduction for such foreign taxes, in which event such taxes will ordinarily be deductible by the Fund.

          Dividends paid from net investment income (including distributions of net realized short-term capital gains) are taxable to shareholders as ordinary income whether received in cash or reinvested in additional shares. Currently, dividends paid by the Fund will (providing holding period and certain other requirements are met) generally constitute qualified dividend income eligible for a reduced tax rate to the extent the Fund receives dividend income from domestic corporations and certain qualified foreign corporations. All distributions derived from net realized long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long shareholders have held shares and regardless of whether received in cash or additional shares.

          Dividends declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

          Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a Share on the reinvestment date.

          Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Shareholders should consult their own tax advisers about the status of dividends and distributions from the Fund in their own states and localities and about the tax consequences of gains and losses from the redemption or sale of shares. Non-U.S. shareholders should consult their tax advisers as to the U.S. and non-U.S. tax consequences of an investment in the Fund.

          The Fund's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) and stock of "passive foreign investment companies" will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses and impose additional charges in the nature of interest. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (1) will require the Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out at the end of the Fund's fiscal year) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

          Dividends paid by the Fund will ordinarily qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations. Distributions to corporations of long-term capital gains are not eligible for the dividends-received deduction.

          To the extent securities of the Fund have appreciated when an investor purchases shares of the Fund, a future realization and distribution of such appreciation will be taxable to the shareholders even though it may constitute, from an investor's standpoint, a return of capital. See also the discussion of "Buying Shares before a Distribution" under "Your Investment-Distributions and Taxes" in the Prospectus.

          A gain or loss realized upon a redemption or sale of shares will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a redemption or sale of shares will be disallowed to the extent substantially identical shares are purchased, or received through reinvesting dividends and capital gains distributions in the Fund, within the 61-day period beginning 30 days before and ending 30 days after the date of the redemption or sale. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the redemption or sale of a share held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

          If a shareholder enters into one of certain derivative contracts (a "constructive ownership transaction") with respect to any shares of the Fund, all or a portion of the gain from such constructive ownership transaction may be treated as ordinary income and subject to an interest charge.

          The Fund may be required to withhold for federal income taxes at a rate of 28% on all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue

Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be refunded or credited against a taxpayer's federal income tax liability.

          Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency, and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains or losses may increase or decrease the amount of the Fund's income to be distributed to its shareholders as ordinary income.

          The Fund believes that it may constitute a personal holding company; as such, it would be subject to additional taxes with respect to its net investment income not distributed to shareholders within applicable time periods. The Fund intends to distribute all of its net investment income within such time periods so as not to be subject to such taxes. With respect to any such income not so distributed, it would be subject to corporate taxation at the highest rate, currently 35%, generally applicable to income of corporations, rather than at the graduated corporate tax rates that would otherwise apply; currently it would also be subject to an additional tax, at the rate of 15%, on its "undistributed personal holding company income," which, in general, would be its undistributed net investment income (not including any short-term capital gains) reduced by the federal corporate tax paid thereon.

          The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares, including the likelihood that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on distributions constituting ordinary income (including short-term capital gain).

          Shareholders are advised to consult their own tax advisers with respect to the particular federal, state, and local tax consequences to them of an investment in the Fund.

                         CALCULATION OF PERFORMANCE DATA

          From time to time the Fund may advertise its capital appreciation or total return showing the current value of an investment in the Fund if all dividends and distributions paid by the Fund had been reinvested in additional Shares at the time of payment. Such advertisements or descriptions may include the performance of the Predecessor Partnership. Furthermore, in reports or other communications to shareholders and in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. Performance computed for purposes of advertisements should not be considered representative of the future performance of the Fund.

          The Fund's average annual return quotation (before taxes) is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual return for a specific period is found by first taking a hypothetical $1,000 investment (initial investment) in the Fund's shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is then subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

          The Fund's average annual return quotations (after taxes on distributions) are computed in accordance with a standardized method prescribed by rules of the SEC. The average annual return for a specific period is found by first taking a hypothetical $1,000 investment (initial investment) in the Fund's shares on the first day of the period and computing the redeemable value of that investment at the end of the period (after taxes on distributions, but not after taxes on redemptions). The redeemable value is then divided by the initial investment, this quotient is taken to the Nth root (N representing the number of years in the period), and 1 is then subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

          The Fund's average annual return quotations (after taxes on distributions and redemptions) are computed in accordance with a standardized method prescribed by rules of the SEC. The average annual return for a specific period is found by first taking a hypothetical $1,000 investment (initial investment) in the Fund's shares on the first day of the period and computing the redeemable value of that investment at the end of the period (after taxes on distributions, and after taxes on redemptions). The redeemable value is then divided by the initial investment, this quotient is taken to the Nth root (N representing the number of years in the period), and 1 is then subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

          For the period from June 23, 1994 (the date of the Fund's commencement) through October 31, 2003, the Fund had a cumulative total return of 169.96%. The following table shows the combined average annual total returns of the Fund and the Predecessor Partnership for which the Fund's portfolio manager had primary responsibility for managing since its inception and three of the Fund's current and/or former Trustees acted as general partners, as well as the average annual returns for the same periods after taxes on distributions and after taxes on distributions and sale of Fund shares, for the period ended October 31, 2003:

Tocqueville Alexis Fund (formerly the Haven Fund)
and HCM Partners, L.P. (as of October 31, 2003)     One Year   Five Years   Ten Years
-------------------------------------------------   --------   ----------   ---------
Return Before Taxes                                    18.12%        6.78%      10.35%
Return After Taxes on Distributions                    17.47%        5.22%       8.65%
Return After Taxes on Distributions and Sale of
 Fund Shares                                           11.97%        5.34%       8.39%

          Although the Predecessor Partnership was managed by the same individual who has primary responsibility for the management of the Fund and the Fund is managed in a manner that is in all material respects equivalent to the management of the Predecessor Partnership, the above table should not be viewed as an indication of future performance by the Fund. The table includes information regarding the Predecessor Partnership's operations for periods before the Fund's registration statement became effective. The Predecessor Partnership was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Predecessor Partnership had been registered under the 1940 Act, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Predecessor Partnership. For a description of the expenses borne by the Fund, see "Key Facts-Expenses" in the Prospectus.

          The Fund's total return, and the combined total return of the Fund and the Predecessor Partnership, may be compared to the Consumer Price Index and various domestic and foreign securities and mutual fund indices, for example:
Standard & Poor's Index of 400 Common Stocks, Standard & Poor's Index of 500 Common Stocks, Lipper Multi-Cap Core Fund Index, Morningstar Growth Average, the Wilshire 4500 Stock Index and the Dow Jones Industrial Average. The Fund's total return, and the combined total return of the Fund and the Predecessor Partnership, and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders.

          Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations (e.g., Lipper Analytical Services, Inc., Morningstar, Inc., Value Line, Ibbotson Associates, Standard & Poor's Corporation, Merrill Lynch, Pierce, Fenner & Smith, Inc., Bloomberg, L.P., Dow Jones & Company, Inc. and The Federal Reserve Board) or included in various publications (e.g., The Wall Street Journal, The New York Times, Barron's and The Decade: Wealth of Investments in U.S. Stocks, Bonds, Bills & Inflation) reflecting the investment performance or return achieved by various classes and types of investments (e.g., common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks.

          From time to time, information about the allocation and holdings of investments in the Fund may be included in advertisements and other material furnished to present and prospective shareholders.

          From time to time, evaluations of the Fund's performance and the combined performance of the Fund and the Predecessor Partnership made by independent sources, such as Lipper Analytical Services, Inc., CDA/Weisenberger and Morningstar, Inc. may be used in advertisements and in information furnished to present or prospective shareholders.

          Information used in advertisements and materials furnished to present or prospective shareholders may include examples and performance illustrations of the cumulative change in various levels of investments in the Fund, and in the Fund and the Predecessor Partnership, for various periods of time and at various prices per share. Such examples and illustrations may assume that all dividends and capital gain distributions are reinvested in additional Shares and may also show separately the value of Shares acquired from such reinvestments as well as the total value of all Shares acquired for such investments and reinvestments. Such information may also include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents.

                                                                      APPENDIX A

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS
------------------------

          Commercial paper rated A-1 by Standard and Poor's Corporation ("S&P") indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS
----------------------

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          To provide more detailed indications of credit quality, the ratings of "AA" and "A" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure.

          While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa Securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be preset which suggest a susceptibility to impairment sometime in the future.

                                  Appendix A-1

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" and "A". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.


                                  Appendix A-2

                                                                      APPENDIX B

                       TOCQUEVILLE ASSET MANAGEMENT, L.P.
                      PROXY VOTING POLICIES AND PROCEDURES

                               As of June 1, 2003

I.   Policy

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Tocqueville Asset Management, L.P. ("TAM" or "we") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.  Proxy Voting Procedures

     (a) All proxies received by TAM will be sent to Henry Capellan (the "Proxy Manager"). The Proxy Manager will:

          (1)  Keep a record of each proxy received;

          (2) Forward the proxy to Robert W. Kleinschmidt, President, Tocqueville Asset Management L.P.

          (3) Determine which accounts managed by TAM hold the security to which the proxy relates;

          (4) Provide Robert W. Kleinschmidt with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which TAM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

          (5) Absent material conflicts (see Section IV), Robert W. Kleinschmidt will determine how TAM should vote the proxy. Robert W. Kleinschmidt will send his decision on how TAM will vote a proxy to the Proxy Manager. The Proxy Manager is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

          (6) TAM may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Proxy Manager shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines

     In the absence of specific voting guidelines from the client, TAM will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. TAM believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

          . We generally vote against management on any proposal that we feel consumes too many corporate resources or are dilutive to earnings and asset values. This includes excessive retirement benefits, golden handcuffs, abusive change of control payments, excessive severance agreements, and, especially, stock options. Proposals that allow employees to acquire shares at a discount are favored so long as the amounts and discounts are within reason and employees are investing their own funds. We strongly believe that management has been hired to work for the owners of the company, the shareholders. They should be well

                                  Appendix B-1
               compensated for their efforts and rewarded for their success, but they are not entitled to expropriate shareholder wealth.

          . We generally vote against authorizations to increase shares outstanding, since these are often the precursor of new option programs and are dilutive to shareholders. We will vote against mergers or acquisitions that we believe are not in the best long-term interests of shareholders. Most are not. We will also vote against re-pricing of existing options.

          . With directorships, we will generally vote with management. Occasionally, however, we vote against a specific director if we feel that his historical record has demonstrated a disregard for shareholder interests. In particular, we will vote against directors who are on the compensation committee if we disagree with their compensation recommendations. We will vote against members of the audit committee if there are corporate governance issues. We favor independent directors over insiders. We also favor the separation of chairman and chief executive officer titles.

          . We prefer annual election of directors to staggered boards. We are also in favor of cumulative voting. We oppose supermajority provisions. We are decidedly against poison pills and other management entrenchment devices.

          . With auditors, we generally vote in favor of management recommendations, as long as the auditors are respected and well known. We vote against auditors that have not separated their consulting businesses from their auditing functions.

          . We oppose shareholder proposals to expense options, since this understates the true cost of the dilution and obscures corporate profitability. With other shareholder proposals, especially those dealing with social or environmental issues, we will be guided by what is most important to maintaining corporate profitability, but we will consider client directives on issues that are of particular concern to them or their organizations.

          For other proposals, TAM will generally vote as recommended by management.

          TAM shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

          (1) whether the proposal was recommended by management and TAM's opinion of management;

          (2)  whether the proposal acts to entrench existing management; and

          (3) whether the proposal fairly compensates management for past and future performance.

IV.  Conflicts of Interest

          (1) The Proxy Manager will identify proxy proposals that involve material conflicts of interest between TAM and its clients. This examination will include a review of the relationship of TAM and its affiliates with the issuer of each security and any of the issuer's affiliates to determine if the issuer is a client of TAM or an affiliate of TAM or has some other relationship with TAM or a client of TAM.

          (2) If a material conflict exists, TAM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. If TAM determines that a material conflict exists, TAM will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when TAM

                                    Part B-2
determines it has a material conflict that affects its best judgment as an ERISA fiduciary, then TAM will give the ERISA client the opportunity to vote the proxies themselves, or vote the proxy in accordance with management recommendations. Absent the client reserving voting rights, the firm will vote the proxies solely in accordance with the policies outlined Section "III. Voting Guidelines" above.

V.   Disclosure

     (a) TAM will disclose in its Form ADV Part II that clients may contact the Proxy Manager, via e-mail or telephone at 1-800-892-7786 in order to obtain information on how TAM voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Proxy Manager will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how TAM voted the client's proxy.

     (b) A concise summary of these Proxy Voting Policies and Procedures will be included in TAM's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Proxy Manager will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent TAM's Form ADV Part II, which is required to be offered to clients annually) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.  Recordkeeping

     The Proxy Manager will maintain files relating to these proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of TAM. Records of the following will be included in the files:

     (a) Copies of these proxy voting policies and procedures, and any amendments thereto.

     (b) A copy of each proxy statement that TAM receives, provided however that the TAM may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

     (c)  A record of each vote that TAM casts.

     (d) A copy of any document TAM created that was material to making a decision how to vote proxies, or that memorializes that decision.

     (e) A copy of each written client request for information on how TAM voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how TAM voted its proxies.

                                    Part B-3